SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 27, 2003


Commission                Registrant,State of Incorporation   I.R.S. Employer
File Number                  Address and Telephone Number     Identification No.

333-42427                    J. CREW GROUP, INC.                 22-2894486
---------                                                         ----------

                           (Incorporated in New York)
                                  770 Broadway
                            New York, New York 10003
                            Telephone: (212) 209-2500

333-42423                    J. CREW OPERATING CORP.              22-3540930
---------                                                         ----------

                           (Incorporated in Delaware)
                                  770 Broadway
                               New York, New York
                            Telephone: (212) 209-2500




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Item 5.     Other Events.

On January 27, 2003, J. Crew Group, Inc. (the "Group") issued a press release announcing that Millard S. Drexler has been hired effective immediately as Chairman and Chief Executive Officer of the Company and its wholly-owned subsidiary, J. Crew Operating Corp. (together with the Group, the "Company") and that Jeff Pfeifle has been hired as President of the Company. The press release further announced that Emily Woods, the Company's chairman, will relinquish the title but remain a member of the Board of Directors of the Company and that Kenneth S. Pilot will resign as Chief Executive Officer and member of the Board of Directors of the Company. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

              (c)  Exhibits.

                   99.1 Press Release issued by the Company on January 27, 2003.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               J. CREW GROUP, INC.
                               J. CREW OPERATING CORP.


                               By    /s/ Scott M. Rosen
                                 ------------------------------------------
                                   Name:  Scott M. Rosen
                                   Title:  Executive Vice-President
                                           and Chief Financial Officer


Date:    January 27, 2003


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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

99.1             Press release issued by the Company on January 27, 2003.